UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2004


                              Peoples Bancorp, Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Maryland                          0-24169              52-2027776
         --------                          -------              ----------
(State or other jurisdiction of   (Commission file number)     (IRS Employer
incorporation or organization)                               Identification No.)


          P.O. Box 210, 100 Spring Avenue, Chestertown, Maryland 21620
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 778-3500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

      (b)  Departure of Director.

           E. Roy Owens retired from the Board of Directors of Peoples Bancorp, Inc. effective December 31, 2004.

                                   SIGNATURES

           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     PEOPLES BANCORP, INC.


Dated:  December 31, 2004                   By:      /s/ Thomas G. Stevenson
                                                     ---------------------------
                                                     Thomas G. Stevenson
                                                     President, CEO and CFO